UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 12, 2023

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 12, 2023, Ares Management Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 14, 2023 (the “Record Date”). As of the Record Date, there were 177,966,353 shares of our Class A common stock outstanding representing 177,966,353 votes, 1,000 shares of our Class B common stock outstanding representing 591,427,014 votes and 120,438,398 shares of our Class C common stock outstanding representing 120,438,398 votes, for a total of 889,831,765 votes. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 28, 2023, and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as directors of the Company to serve for one-year terms expiring at the 2024 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J Arougheti	814,163,067	47,362,330	1,145,139	11,032,530
Ashish Bhutani	861,700,678	953,993	15,865	11,032,530
Antoinette Bush	812,245,127	49,281,488	1,143,921	11,032,530
R. Kipp deVeer	831,915,256	29,611,628	1,143,652	11,032,530
Paul G. Joubert	813,900,369	47,624,961	1,145,206	11,032,530
David B. Kaplan	824,593,063	36,932,407	1,145,066	11,032,530
Michael Lynton	806,563,336	54,962,245	1,144,955	11,032,530
Eileen Naughton	817,120,558	44,406,210	1,143,768	11,032,530
Dr. Judy D. Olian	812,519,184	49,007,516	1,143,836	11,032,530
Antony P. Ressler	805,141,192	56,384,717	1,144,627	11,032,530
Bennett Rosenthal	831,203,101	30,324,326	1,143,109	11,032,530

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2023 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
872,897,927	775,392	29,747

Proposal 3

The stockholders approved the Ares Management Corporation 2023 Equity Incentive Plan, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
769,111,843	92,394,321	1,164,372	11,032,530

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: June 15, 2023

	By:	/s/ Jarrod Phillips
	Name:	Jarrod Phillips
	Title:	Chief Financial Officer

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